Income Taxes (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes
Note 7 – Income Taxes

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a full valuation allowance for U.S. and foreign deferred tax assets due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying consolidated financial statements.

As of September 30, 2018, there were no material changes to what the Company disclosed regarding tax uncertainties or penalties in its Annual Report on Form 10-K for the year ended December 31, 2017.

Note 9—Income Taxes

Domestic and foreign loss before income taxes, consists of the following for the years ended December 31:
(in thousands)	2017	2016
Domestic	$(13,367)	$(15,877)
Foreign	(9)	31
Loss before income taxes	$(13,376)	$(15,846)

The components of income tax benefit (expense) consist of the following for the years ended December 31:
(in thousands)	2017	2016
Current:
United States and state	$—	$—
Foreign, net	(6)	54
Deferred:
United States and state	—	—
Foreign	—	—
Total income tax benefit (expense)	$(6)	$54

Actual income tax benefit (expense) differs from statutory federal income tax benefit (expense) as follows for the years ended December 31:

(in thousands)	2017	2016
Statutory federal income tax benefit	$4,548	$5,388
State tax benefit, net of federal taxes	48	2
Foreign tax	—	3
R&D tax credit	—	80
Foreign deferred exchange rate adjustments	899	—
Nondeductible/nontaxable items	(114)	(86)
New federal rate adjustment	(16,081)	—
Other	(1,085)	(257)
Valuation allowance decrease (increase)	11,779	(5,076)
Total income tax benefit (expense)	$(6)	$54

Deferred taxes consist of the following as of December 31:

(in thousands)	2017	2016
Deferred tax assets:
Noncurrent:
Accrued leave	$32	$43
Other accrued expenses	28	97
Stock based compensation	336	1,477
Net operating loss carryforward	38,947	49,720
Deferred rent	7	17
Other	108	777
Intangibles	895
R&D credit carryforward	531	531
Total deferred tax assets	$40,884	$52,662
Less: valuation allowance	(40,884)	(52,662)
Total	$—	$—

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (Tax Reform Act) was signed into law making significant changes to the Internal Revenue Code. Changes include a reduction in the corporate tax rates, changes to operating loss carry-forwards and carrybacks, and a repeal of the corporate alternative minimum tax. The legislation reduces the U.S. corporate income tax rates from 34% to 21%. As a result of the enacted law, the Company is required to revalue its deferred tax assets and liabilities at the new enacted rate. The Company re-measured the U.S. deferred income tax assets and liabilities balances using the new enacted tax rate. There was no income tax impact from the re-measurement due to the 100% valuation allowance on the Company’s deferred tax assets.

As of December 31, 2017, the Company had net operating loss (“NOLs”) carryforwards of approximately $120.2 million for U.S. federal income tax purposes, which expire between 2024 and 2037, and NOLs in the

Commonwealth of Australia of approximately AU$49.0 million which the Company can carry forward indefinitely. U.S. NOLs cannot be used to offset taxable income in foreign jurisdictions. In addition, future utilization of NOL carryforwards in the U.S. may be subject to certain limitations under Section 382 of the Internal Revenue Code.

The Company received $80,000 fully refundable research and development tax credits in 2016, related to qualified research and development expenditures of its Australian subsidiary for its tax years ended June 30, 2015, and recorded the benefit in the year that the refund was received. The Company received no refunds in 2017 as it has ceased its research and development activities in Australia.

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a valuation allowance for U.S. and foreign deferred tax assets due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying financial statements. For the year ended December 31, 2017, the valuation allowance decreased by $11.8 million primarily as result of the impact of the tax reform re-measurement of deferred tax assets. For the year ended December 31, 2016 the valuation allowance increased by $5.8 million primarily due to current year operating losses. During 2017, the Company experienced an ownership change as defined in Section 382 of the Internal Revenue Code which will limit the ability to utilize the Company’s net operating losses (NOLs). The Company may have experienced additional ownership changes in earlier years further limiting the NOL carry-forwards that may be utilized. The Company has not yet completed a formal Section 382 analysis. The general limitation rules allow the Company to utilize its NOLs subject to an annual limitation that is determined by multiplying the federal long-term tax-exempt rate by the Company’s value immediately before the ownership change.

The accounting guidance related to uncertain tax positions prescribes a recognition threshold and measurement attribute for recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company had no material uncertain tax positions as of December 31, 2017 or 2016.

The Company recognizes interest and penalties on unrecognized tax benefits as well as interest received from favorable tax settlements within income tax expense. At December 31, 2017 and 2016, the Company recorded no accrued interest or penalties related to uncertain tax positions.

The tax years ended December 31, 2014 through December 31, 2017 remain open to examination by the Internal Revenue Service and for the various states where we are subject to taxation. Additionally, the returns of the Company’s Australian and Irish subsidiary are subject to examination by tax authorities of those jurisdictions for the tax years ended and subsequent to June 30, 2013 and December 31, 2014, respectively.